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                                                                    EXHIBIT 99.3


                                 AMENDMENT TO
                   BANK SOUTH CORPORATION RIGHTS AGREEMENT

        AMENDMENT, dated as of September 4, 1995 (the "Amendment"), to the Rights Agreement, dated as of March 17, 1988, and amended as of April 6, 1988 (as heretofore supplemented and amended, the "Rights Agreement"), between Bank South Corporation, a Georgia corporation (the "Company"), and Bank South, a Georgia bank (the "Rights Agent").

                                  WITNESSETH

        WHEREAS, pursuant to the Rights Agreement, the Board of Directors of the Company has previously authorized and declared a dividend of one Right with respect to each outstanding Common Share (such term and other capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Rights Agreement), each Right representing the right to purchase one one-hundredth of a Preferred Share upon the terms and conditions set forth in the Rights Agreement; and

        WHEREAS, the Rights remain issued and outstanding and the Rights Agreement remains in effect with respect thereto; and

        WHEREAS, no Trigger Event has occurred; and

        WHEREAS, the Company and NationsBank Corporation, a North Carolina corporation ("NationsBank"), propose to enter into an Agreement and Plan of Merger (the "Merger Agreement"), pursuant to which the Company would merge with and into NationsBank, with NationsBank surviving; and

        WHEREAS, after entry into the Merger Agreement, the Company and NationsBank may enter into a Stock Option Agreement referred to therein (the "Stock Option Agreement") pursuant to which the Company would grant to NationsBank an option to acquire up to 19.9% of the outstanding Common Shares of the Company under certain circumstances; and

        WHEREAS, in connection with the anticipated approval, execution, and delivery of the Merger Agreement and the Stock Option Agreement, the Board of Directors of the Company has approved, in accordance with Section 27 of the Rights Agreement, this Amendment and has directed the appropriate officers of the Company to take all appropriate steps to execute and deliver this Amendment.

        NOW, THEREFORE, in consideration of the premises and mutual agreements herein set forth, the parties hereby agree as follows:

        (1)     Amendment to Section 1(a)

                Section 1(a) of the Rights Agreement is hereby amended in its entirety to read as follows:
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                "(a)  "Acquiring Person" shall mean any Person (as such
         term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, shall be the Beneficial Owner (as such term is hereinafter defined) of 10% or more of the Common Shares of the Company then outstanding, but shall not include any of the following:

                          (i) the Company, any Subsidiary (as such term is hereinafter defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or an entity holding Common Shares for or pursuant to the terms of any such plan, or

                          (ii) until the termination of the Stock Option Agreement in accordance with its terms prior to any exercise thereunder, NationsBank or any Affiliate or Associate of NationsBank, as a result of their acquisition of Beneficial Ownership of Common Shares of the Company by reason of the approval, execution, or delivery of the Merger Agreement or by reason of the consummation of any transaction or the exercise of any option contemplated by the Stock Option Agreement or the Merger Agreement, so long as (A) NationsBank is in compliance with the material terms, conditions, and obligations imposed upon it in the Stock Option Agreement and the Merger Agreement, and (B) NationsBank and any Affiliate or Associate of NationsBank is not the Beneficial Owner of any Common Shares of the Company other than (w) Common Shares of the Company of which NationsBank or any Affiliate or Associate of NationsBank is or becomes the Beneficial Owner by reason of the approval, execution, or delivery of the Stock Option Agreement or the Merger Agreement or by reason of the consummation of any transaction or the exercising of the option, contemplated by the Stock Option Agreement, the Merger Agreement, or both, and additional Common Shares not exceeding 5.0% of the outstanding Common Shares of the Company acquired prior to the earlier of (i) the effective time of the merger contemplated by the Merger Agreement or (ii) termination of the Merger Agreement, (x) Common Shares of the Company Beneficially Owned by NationsBank or any Affiliate or Associate of NationsBank on the date hereof, (y) Common Shares of the Company of which NationsBank or any Affiliate or Associate of NationsBank inadvertently becomes the Beneficial Owner after the date hereof, provided that the number of such shares of Common Shares does not exceed 1.0% of the Common Shares of the Company outstanding on the date hereof and that NationsBank or any such Affiliate or Associate, as the case may be, divests such Common Shares as soon as practicable after it becomes aware of such acquisition of Beneficial Ownership, and (z) Common Shares of the Company Beneficially Owned or otherwise held by NationsBank or any Affiliate or Associate of NationsBank in a bona fide fiduciary capacity or in satisfaction of debts previously contracted in good faith, in either case in the ordinary course of its banking business;

         Notwithstanding the foregoing, no Person shall become an "Acquiring Person" solely as the result of any acquisition of Common Shares by the Company which, by reducing the number





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         of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 10% or more of the Common Shares of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 10% or more of the Common Shares of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person shall be deemed to be an "Acquiring Person.""

         (2)     Addition of Section 1(v).

                 A new Section 1(v) is added to the Rights Agreement, to read as follows:

                          "(v)  "NationsBank" shall mean NationsBank
         Corporation, a corporation duly organized and existing under the laws of the State of North Carolina, and its successors."

         (3)     Addition of Section 1(w).

                 A new Section l(w) is added to the Rights Agreement, to read as follows:

                          "(w) "Merger Agreement" shall mean the Agreement and Plan of Merger, to be dated as of September 4, 1995, by and between NationsBank and the Company, as the same may be amended from time to time."

         (4)     Addition of Section 1(x).

                 A new Section 1(x) is added to the Rights Agreement, to read as follows:

                          "(x) "Stock Option Agreement" shall mean the Stock Option Agreement, to be dated as of September 4, 1995, by and between the Company, as Issuer, and NationsBank, as Grantee, as the same may be amended from time to time."

         (5)     Addition of Section 1(y).

                 A new Section 1(y) is added to the Rights Agreement, to read as follows:

                          "(s) "Termination Time" shall be immediately prior to the Effective Time, as defined in the Merger Agreement."

         (6)     Amendment to Section 7(a).

                 Section 7(a) of the Rights Agreement is amended to read as follows:

                          "(a) The registered holder of any Right Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to





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         purchase on the reverse side thereof duly executed, to the Rights
         Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-hundredth of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on September 1, 1999 (the "Final Expiration Date"), (ii) the time at which the Rights are redeemed as provided in Section 24 hereof (the "Redemption Date"),
         (iii) the time at which such Rights are exchanged as provided in
         Section 24 hereof, or (iv) the Termination Time."

         (7)     Amendment to Section 13.

                 The language of Section 13 of the Rights Agreement prior to
Section 13, Clause (w) is amended to read as follows:

                          "Section 13. Consolidation, Merger or Sale or Transfer of Assets of Earning Power. (a) In the event, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such merger, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any other Person other than the Company or one or more of its wholly-owned Subsidiaries, or (iv) the Company shall acquire all or any part of its Common Shares pursuant to a binding share exchange, provided, however that as long as the Merger Agreement shall not have been terminated, the references to "other Person" and "any Person" in the above transactions (i) through (iv) shall not include NationsBank or any of its Affiliates, then, and in each such case, proper provision shall be made so that"

         (8)     Amendment to Section 25.

                 Clause (d) of Section 25(a) of the Rights Agreement is amended to read as follows:

                          "(iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, provided, however, that as long as the Merger Agreement shall not have been terminated, such other Person shall not, in any such consolidation, merger, or sale or transfer of assets or earning power, include NationsBank or any of its Affiliates or Associates,"

         (9)     Addition of Section 35.

                 A new Section 35 is added to the Rights Agreement, to read as follows:





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                          "Section 35.  Termination.  This Agreement shall
         terminate at the Termination Time and all rights, benefits, obligations, duties and agencies created by this Agreement shall be terminated at such Termination Time. All Rights issued and outstanding shall, at the Termination Time, cease to exist and shall be terminated without any payment to any holder thereof."

         (10) Effectiveness. This Amendment shall be deemed to be in force and effective immediately prior to the execution and delivery of the Merger Agreement. Except as amended hereby, the Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby, until the Termination Time.

         (11) Governing Law. This Amendment shall be deemed to be a contract made under the laws of the State of Georgia and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

         (12) Counterparts. This Amendment may be executed in any number of counterparts, each of which shall for all purposes be deemed an original and all of which shall together constitute but one and the same instrument.

                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

                                BANK SOUTH CORPORATION



                                By: /s/  Patrick L. Flinn
                                    --------------------------------------------
                                    Patrick L. Flinn
                                    Chairman and Chief Executive Officer

                                BANK SOUTH, as Rights Agent



                                By: /s/  Patrick L. Flinn
                                    --------------------------------------------
                                    Name:   Patrick L. Flinn
                                    Title:  Chairman and Chief Executive Officer





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